American Century Investments®
Quarterly Portfolio Holdings
Focused International Growth Fund
February 29, 2020

Focused International Growth - Schedule of Investments
FEBRUARY 29, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 98.2%
Australia — 5.2%
CSL Ltd.	2,760	547,561
Treasury Wine Estates Ltd.(1)	25,630	184,260
		731,821
Brazil — 4.1%
Localiza Rent a Car SA	20,701	225,716
Magazine Luiza SA	30,791	342,895
		568,611
Canada — 1.8%
Canada Goose Holdings, Inc.(1)(2)	9,270	255,574
China — 7.4%
Alibaba Group Holding Ltd. ADR(2)	2,240	465,920
ANTA Sports Products Ltd.	25,000	203,384
Tencent Holdings Ltd.	7,400	365,008
		1,034,312
Finland — 2.6%
Neste Oyj	9,260	365,712
France — 10.1%
Dassault Systemes SE	1,740	274,925
Safran SA	2,330	323,696
Schneider Electric SE	5,000	509,616
Teleperformance	1,240	302,714
		1,410,951
Germany — 4.2%
Puma SE	4,000	307,489
Symrise AG	2,920	284,405
		591,894
Hong Kong — 3.5%
AIA Group Ltd.	50,400	487,443
India — 1.9%
HDFC Bank Ltd. ADR	4,870	267,120
Indonesia — 2.0%
Bank Central Asia Tbk PT	130,700	285,210
Japan — 14.9%
Hoya Corp.	2,800	248,158
Keyence Corp.	1,100	354,886
MonotaRO Co. Ltd.	9,200	204,036
Murata Manufacturing Co. Ltd.	6,800	364,971
Pan Pacific International Holdings Corp.	14,800	243,917
Recruit Holdings Co. Ltd.	11,500	399,325
Terumo Corp.	8,500	272,302
		2,087,595
Netherlands — 4.7%
Adyen NV(2)	409	362,836

Koninklijke DSM NV	2,620	296,697
		659,533
Spain — 6.9%
Cellnex Telecom SA(2)	11,674	571,183
Iberdrola SA	34,570	395,676
		966,859
Sweden — 4.1%
Hexagon AB, B Shares	5,780	311,078
Telefonaktiebolaget LM Ericsson, B Shares	32,850	262,382
		573,460
Switzerland — 12.2%
Lonza Group AG(2)	1,060	423,605
Novartis AG	4,470	375,253
Partners Group Holding AG	330	288,476
Temenos AG(2)	1,580	227,408
Zurich Insurance Group AG	1,030	400,844
		1,715,586
Taiwan — 3.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	42,000	430,637
United Kingdom — 9.5%
AstraZeneca plc	4,490	393,033
Burberry Group plc	9,440	206,227
London Stock Exchange Group plc	4,160	406,910
Melrose Industries plc	122,170	333,398
		1,339,568
TOTAL COMMON STOCKS (Cost $11,916,977)		13,771,886
TEMPORARY CASH INVESTMENTS — 2.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 7.875%, 2/15/21 - 5/15/45, valued at $294,521), in a joint trading account at 1.35%, dated 2/28/20, due 3/2/20 (Delivery value $287,539)		287,507
State Street Institutional U.S. Government Money Market Fund, Premier Class	16,237	16,237
TOTAL TEMPORARY CASH INVESTMENTS (Cost $303,744)		303,744
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 2.0%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $276,509)	276,509	276,509
TOTAL INVESTMENT SECURITIES — 102.3% (Cost $12,497,230)		14,352,139
OTHER ASSETS AND LIABILITIES — (2.3)%		(327,482)
TOTAL NET ASSETS — 100.0%		$14,024,657

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	18.5%
Industrials	16.5%
Health Care	16.1%
Financials	15.2%
Consumer Discretionary	14.4%
Communication Services	6.7%
Materials	4.1%
Utilities	2.8%
Energy	2.6%
Consumer Staples	1.3%
Cash and Equivalents*	1.8%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $282,562. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(2)	Non-income producing.

(3)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $290,352, which includes securities collateral of $13,843.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Canada	255,574	—	—
China	465,920	568,392	—
India	267,120	—	—
Other Countries	—	12,214,880	—
Temporary Cash Investments	16,237	287,507	—
Temporary Cash Investments - Securities Lending Collateral	276,509	—	—
	1,281,360	13,070,779	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.